EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Scottish Power plc (the “Company”) for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) , I, Simon Lowth, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2005

/s/ Simon Lowth
Simon Lowth
Executive Director, Finance and Strategy